SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2012

ECB BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-24753	56-2090738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 337

Engelhard, North Carolina 27824

(Address of principal executive offices) (Zip Code)

(252) 925-5501

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2012, the stockholders of ECB Bancorp, Inc. (the “Company”), the parent company of The East Carolina Bank (the “Bank”), approved certain amendments to the Company’s 2008 Omnibus Equity Plan (the “Plan”) that would (1) increase by 190,100 the number of shares reserved under the Plan, (2) permit nonemployee directors of the Company and the Bank to participate in the Plan and (3) increase the types of awards available for approval under the Plan. The terms of the proposed amendments were previously disclosed in the Company’s definitive proxy materials for the Company’s 2012 annual meeting of stockholders, which were filed with the Securities and Exchange Commission on April 27, 2012.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of the Company was held on June 7, 2012. The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors, each for a three-year term by the following vote:

	FOR	WITHHELD
George T. Davis, Jr.	1,289,133	423,916
John F. Hughes, Jr.	1,250,439	462,610

There were 642,801 broker non-votes with respect to each nominee.

2.	A non-binding resolution to approve the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy materials for the Company’s 2012 annual meeting of stockholders, was approved by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
1,165,708	528,173	19,168

There were 642,801 broker non-votes on the proposal.

3.	Amendments to the Company’s 2008 Omnibus Equity Plan that would (1) increase by 190,100 the number of shares reserved under the Plan, (2) permit nonemployee directors of the Company and the Bank to participate in the Plan and (3) increase the types of awards available for approval under the Plan were approved by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
1,027,019	637,528	48,502

There were 642,801 broker non-votes on the proposal.

4.	The appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
2,271,501	72,465	11,884

There were no broker non-votes on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ECB BANCORP, INC.

Date: June 11, 2012	By:	/s/ A. Dwight Utz
A. Dwight Utz
President and Chief Executive Officer